SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 17, 1996
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                        (Date of earliest event reported)


                        Golden West Financial Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                              1-4629                  95-2080059
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(State or other jurisdiction        (Commission            (I.R.S. Employer
of incorporation)                   File Number)           Identification No.)


1901 Harrison Street, Oakland, California                      94612
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(Address of principal executive offices)                     (Zip Code)


                                 (510) 446-3420
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              (Registrant's telephone number, including area code)

         Item 5.  Other Events.
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         Attached  hereto  as  Exhibit  99 is a copy of  Golden  West  Financial
         Corporation's press release dated October 17, 1996.

         Item 7.  Financial Statements, Pro Forms
                  -------------------------------
                  Financial Statements and Exhibits.
                  ---------------------------------

         (a)      Financial Statements of Business Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number    Description

         99 Golden West Financial Corporation's press release dated October 17, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                           GOLDEN WEST FINANCIAL CORPORATION
                                           /s/  J. L. Helvey
Dated: October 17, 1996                    -------------------------------------
                                                J. L. Helvey
                                                Executive Vice President
                                                (duly authorized and principal
                                                financial officer)